UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 14, 2009

YATINOO, INC.
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(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
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(State or Other Jurisdiction of Incorporation)

333-149995	20-8066540
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510 Turnpike Street, Suite 103
North Andover, MA  01845
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(Address of Principal Executive Offices)      (Zip Code)

(978) 222-9813
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(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

The Financial Industry Regulatory Agency (FINRA) has advised Yatinoo, Inc.'s market maker that it will not approve the pending application to be re-listed on the OTC Bulletin Board. FINRA has unresolved issues questioning the validity of the transaction by which Yatinoo became a public company . Yatinoo is exploring all options available to have its securities publicly traded.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

d)    Exhibits – None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YATINOO, INC.

Date: August 14, 2009	By:	/s/ Francis P. Magliochetti
Name: Francis P. Magliochetti
Title: Interim Chief Executive Officer and Chief Financial Officer